Exhibit 10.13
                               FOURTH AMENDMENT TO
                           LOAN AND SECURITY AGREEMENT
                           ---------------------------


         This Fourth Amendment to Loan and Security Agreement ("Third Amendment")is made effective the 31st day of August, 2003, by and among SOVEREIGN BANK (the "Bank"), a federally-chartered, SAIF-insured savings institution with offices at 1130 Berkshire Boulevard, Wyomissing, Pennsylvania 19610; J. M. AHLE CO., INC., a Delaware corporation ("J.M. Ahle Co."); DAVID W. and JACQUELINE J. MENARD ("Menards," together with J.M. Ahle Co. sometimes hereinafter referred to as "Borrowers"), with offices at 111 Presidential Boulevard, Suite 240, Bala Cynwyd, Pennsylvania 19004; and MORO CORPORATION, a Delaware corporation ("Guarantor").

                                   BACKGROUND
                                   ----------

         A. Borrowers and the Bank entered into a Loan and Security Agreement dated March 31, 2000, as amended (the "Agreement").

         B. Borrowers have requested the Bank to extend the Line of Credit Facility and to loan J. M. Ahle Co. (i) an additional $150,000 pursuant to an equipment line of credit facility (the "Equipment Line of Credit Loan") to permit J. M. Ahle Co. to finance ongoing equipment purchases, and (ii) an additional $400,000 pursuant to a term loan to permit J.M. Ahle Co. to refinance its existing term loan with the Bank (the "Additional Term Loan") and the Bank has agreed to extend the Line of Credit Facility, make the Equipment Line of Credit Loan and make the Additional Term Loan, all as more particularly set forth in this Fourth Amendment.

         C. The Bank and Borrowers desire to enter into this Fourth Amendment to extend the Line of Credit Facility, make the Equipment Line of Credit Loan to J.
M. Ahle Co. and make the Additional Term Loan to J. M. Ahle Co. pursuant to the terms hereof.

         D. The Agreement shall remain in full force and effect, without modification or amendment, except as specifically set forth below. All terms not otherwise defined herein shall have the meanings set forth in the Agreement.

         NOW, THEREFORE, the parties hereto, intending to be legally bound hereby, and in consideration of the aforementioned Background which is incorporated herein by reference, and in consideration of the terms and conditions set forth herein, agree as follows:

         1. Confirmation of Existing Loans. Borrowers hereby ratify, confirm and acknowledge that the statements contained in the foregoing Background are true, accurate and correct and that the Loan Documents, as that term is defined in the Agreement, are valid, binding and in full force and effect as of the date hereof. Borrowers further acknowledge, confirm, represent and warrant that they

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have no  defenses,  set-offs,  counterclaims,  or  challenges  to or against the payment of any sums owing under the Loan Documents, or to the enforceability or validity of the terms thereof. Borrowers further acknowledge, confirm, represent and warrant that they have no claims, suits or causes of action against the Bank and hereby remise, release and forever discharge the Bank, its officers, directors, shareholders, representatives and their successors and assigns, and any of them, from any claims, causes of action, suits, or demands whatsoever in law and equity, which they have or may have from the beginning of the world to the date of this Fourth Amendment. Neither this Fourth Amendment nor any of the documents executed in connection herewith, is in any way intended to constitute a novation of or to the Loan Documents.

         2. Confirmation of Indebtedness. Borrowers confirm and acknowledge that the outstanding principal balance of the indebtedness as evidenced by the Loan Documents was ____________________________ Dollars ($_________) as of July 31,
2003.

         3. All references in the Agreement and/or any of the Loan Documents to "the Agreement" or "this Agreement" shall be understood to refer to the Loan and Security Agreement, as amended by this Fourth Amendment, and as the same may hereafter be amended from time to time. All terms not defined herein shall have the meanings given to them in the Agreement.

         4. The  following  definitions  are hereby  added to Section 1.1 of the
Agreement:

            Additional Term Loan.  The meaning provided at Section 2.9 hereof.

            Additional Term Note. The term note executed by J. M. Ahle Co. in the principal amount specified in Section 2.10 hereof and in the form of Exhibit "B" attached hereto and made a part hereof.

            Equipment Line of Credit or Equipment Line of Credit Facility. The meaning provided at Section 2.7 hereof.

            Equipment Line of Credit Note. The equipment line of credit note executed by J. M. Ahle Co. in the principal amount specified in Section 2.8 hereof and in the form of Exhibit "A" attached hereto and made a part hereof.

            Equipment Line of Credit Loan Termination Date. The meaning provided at Section 2.7 hereof.

         5. Section 2.1 (a) of the Agreement is hereby amended to read in its entirety as follows:

            (a) Subject to, and in accordance with, the terms and conditions of this Agreement, the Bank agrees to make advances in integral multiples of $1,000.00 (the "Advances") to J.M. Ahle Co. upon request at any time and from time to time during the period commencing on the date hereof and ending on the earlier of (i) the occurrence of an Event of Default (as defined in Section 8.1 hereof), or (ii) June 30, 2004 (the "Loan Termination Date") unless extended in writing by the Bank in its sole discretion, in an amount which in the aggregate

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shall not exceed the lesser of (A) the Borrowing Base, or (B) $2,000,000.00,  in all cases less the sum of the then unpaid principal amount of all previous Advances.

         6. A new Section 2.7 is added to the Agreement to read in its entirety as follows:

            2.7 Equipment Line of Credit Facility.

                (a) Subject to, and in accordance with, the terms and conditions of this Agreement, the Bank agrees to make advances in integral multiples of $1,000 (the "Advances") to J. M. Ahle Co. upon request at any time and from time to time during the period commencing on the date hereof and ending on the earlier of (i) the occurrence of an Event of Default (as defined in Section 8.1 hereof), or (ii) June 30, 2004 (the "Equipment Line of Credit Loan Termination Date") unless extended in writing by the Bank in its sole discretion, in an amount which, in each instance, shall not exceed eighty percent (80%) of the lesser of the net book value or the current market value of the specific equipment being purchased and, in the aggregate, shall not exceed $150,000 (the "Equipment Line of Credit" or the "Equipment Line of Credit Facility").

                (b) J. M. Ahle Co. may request an Advance by notice to the Bank not later than 2:00 P.M., Philadelphia, Pennsylvania time, on the Business Day on which J. M. Ahle Co. wishes the Bank to make the Advance.

                (c) J. M. Ahle Co., subject to the terms and conditions of this Agreement, may reborrow any amount repaid by J. M. Ahle Co. at any time and from time to time on or before the  termination of the Bank's  commitment  under this
Section 2.7.

                (d) The term of this Equipment Line of Credit shall commence on the date hereof and, unless earlier terminated, shall terminate on the earlier to occur of (i) an Event of Default, or (ii) the Equipment Line of Credit Loan Termination Date, unless extended in writing by the Bank in its sole discretion.

         7. A new Section 2.8 is added to the Agreement to read in its entirety as follows:

            2.8 Equipment Line of Credit Note. The obligation of J. M. Ahle Co. to pay the principal of, and accrued interest on, the Line of Credit shall be evidenced by its promissory note dated this date (the "Equipment Line of Credit Note"):

                (a) payable to the order of the Bank in the face amount of One Hundred Fifty Thousand Dollars ($150,000);

                (b) bearing interest on its unpaid principal amount of all Advances at an annualrate equal to the Prime Rate plus one quarter percent (.25%). Interest shall fluctuate with changes in the Prime Rate, shall be computed on the actual number of days elapsed on the basis of a 360-day year and shall be payable monthly on the first day of each month;

                (c) payable as to interest monthly in arrears on the first day of each calendarmonth commencing September 1, 2003 through and including the first day on which:

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                    (i) the Equipment Line of Credit shall have been terminated,
and

                    (ii) J. M. Ahle Co. shall have repaid in full the Line of Credit (it being understood that interest shall again accrue upon any subsequent borrowing under this Equipment Line of Credit);

                (d) payable as to principal as follows:

                    (i) if the unpaid balance of the Line of Credit exceeds the limitations set forth in Section 2.7(a) hereof, at any time, then within three
(3) Business Days after  notification from the Bank, but only as to such excess;
or

                    (ii) in full on the earlier to occur of an Event of Default or the Equipment Line of Credit Loan Termination Date, unless extended in writing by the Bank in its sole discretion;

                (e) secured by the Collateral and the Surety Agreement;

                (f) prepayable by J. M. Ahle Co. without penalty or premium but with accrued interest to the date of such prepayment on the amount prepaid, at any time and from time to time, in whole or in part, upon notification to the Bank of such prepayment not later than 10:00 a.m. on the date of such prepayment; and

                (g) substantially in the form of Exhibit "A" attached hereto and made a part hereof.

         8. A new Section 2.9 is added to the Agreement to read in its entirety as follows:

            2.9 Additional Term Loan. Subject to, and in accordance with, the terms and conditions of this Agreement, the Bank agrees to loan J. M. Ahle Co. the principal amount of Four Hundred Thousand Dollars ($400,000.00) (the "Additional Term Loan").

         9. A new Section 2.10 is added to the Agreement to read in its entirety as follows:

            2.10 Term Note. The obligation of J.M. Ahle Co. to pay the principal of, and accrued interest on, the Additional Term Loan shall be evidenced by its promissory note dated this date (the "Additional Term Note"):

                (a) payable to order of the Bank in the face amount of Four Hundred Thousand Dollars ($400,000.00);

                (b) bearing interest on the unpaid principal amount at an annual rate equal to the Prime Rate plus one-half percent (.50%);

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

                (c) with interest payable on a monthly basis in arrears on the first day of each calendar month commencing September 1, 2003;

                (d) with principal payable in seventy-one (71) equal, consecutive monthly installments in the amount of $5,556.00 each, plus interest thereon, commencing on September 1, 2003 and continuing on the first day of each month thereafter until August 1, 2009, at which time the remaining unpaid principal balance, plus all accrued interest thereon, shall be paid in full, or due in full upon the occurrence of an Event of Default;

                (e) prepayable by J.M. Ahle Co. without penalty or premium but with accrued interest to the date of such prepayment on the amount prepaid, at any time and from time to time, in whole or in part, upon notification to the Bank of such prepayment not later than 10:00 a.m. on the date of such prepayment;

                (f) secured by the Collateral and the Surety Agreement; and

                (g) in the form of Exhibit "B" attached hereto and made a part hereof.

         10. Sections 2.7, 2.8, 2.9 and 2.10 of the Agreement are hereby renumbered as Sections 2.11, 2.12, 2.13 and 2.14, respectively.

         11. Representations and Warranties. Borrowers hereby represent and warrant that, as of the date hereof:

                (a) Borrowers have the authority and have taken all action necessary to enter into this Fourth Amendment;

                (b) The representations and warranties of Borrowers set forth in
Article 4 of the Agreement are true and correct as of the date of this Fourth Amendment as if made on the date hereof; and

                (c) As of the date of this Fourth Amendment there does not exist any Event of Default under the Agreement nor does there exist any event which with the passage of time, the giving of notice, or both, would constitute an Event of Default under the Agreement.

         12. Certificate(s) of Insurance. Certificate(s) of insurance evidencing that Borrowers are in compliance with Section 6.10 of the Agreement as of the date hereof shall be presented to the Bank prior to or concurrently with the signing of this Fourth Amendment.

         13. Expenses. Borrowers agrees to reimburse the Bank for its out-of-pocket expenses, including but not limited to attorney's fees and other costs of preparation and filing concerning this Fourth Amendment and other documents as required by law or deemed necessary by Bank, including, but not limited to, the cost of all lien searches deemed necessary by the Bank. Such costs and expenses shall be paid simultaneously with the execution of this Fourth Amendment and all such expenses hereafter incurred shall be paid within fifteen (15) days after notice by the Bank.

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

         14. Additional Events of Default. Without limiting the generality of the terms and conditions of the Agreement or this Fourth Amendment, the occurrence of any one or more of the following events shall constitute additional Events of Default under the Agreement:

                  (a) The failure of either Borrower to duly perform or observe any obligation, covenant or agreement set forth in this Fourth Amendment;

                  (b) Any representation or warranty of either Borrower set forth herein is discovered to be materially untrue as of the date of this Fourth Amendment, or any statement, certificate or data furnished by Borrowers to the Bank heretofore is discovered to be materially untrue as of the date as of which the facts therein set forth were stated or certified to be true.

         15. Inconsistencies and Integration. All of the terms, conditions and covenants, to the extent not expressly inconsistent with those set forth herein, of the Agreement or other Loan Documents are incorporated herein by reference and shall remain in full force and effect unaffected or unaltered by the terms of this Fourth Amendment. To the extent there is any inconsistency with the terms of this Fourth Amendment and any of the other Loan Documents, the terms of this Fourth Amendment shall control.

         16 Miscellaneous.

                  (a) Further Assurances. From time to time Borrowers shall execute and deliver to the Bank such additional documents and will provide such additional information as the Bank may reasonably request to carry out the intent of this Fourth Amendment.

                  (b) Governing Law. This Fourth Amendment, and the rights and obligations of the parties under this Fourth Amendment, shall be governed by, and construed and interpreted in accordance with, the domestic, internal laws, but not the law of conflicts of law, of the Commonwealth of Pennsylvania.

                  (c) Binding Effect and Assignment. This Fourth Amendment shall inure to the benefit of, and shall be binding upon, the respective successors, heirs and assigns of the parties hereto. Neither Borrower shall assign any of its rights or delegate any of its obligations hereunder without the prior written consent of the Bank.

                  (d) Severability. If any provision of this Fourth Amendment shall be invalid under applicable laws, such invalidity shall not affect any other provision of this Fourth Amendment that can be given effect without the invalid provision, and to this end, the provisions hereof are severable.

                  (e) Counterparts and Headings. This Fourth Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute but one and the same instrument. Section headings contained herein are for convenience of reference only and shall in no way affect or be used to construe or interpret this Fourth Amendment.

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

         IN WITNESS WHEREOF, the parties hereto have executed this Fourth Amendment to Loan and Security Agreement as of the day and year first above written.

                                   BORROWERS:
                                   J. M. AHLE CO. INC.

                                   By:/S/ David W. Menard
                                      -------------------
                                      David W. Menard, President

                                   /S/ David W. Menard
                                   --- ---------------
                                   David W. Menard, individually, on a joint and several basis with Jacqueline J. Menard

                                   /S/ Jacqueline J. Menard
                                   ------------------------
                                   Jacqueline J. Menard, individually, on a
                                   joint and several basis with David W. Menard

                                 SOVEREIGN BANK

                                   By:/S/ Michael J. Hassett
                                   -------------------------
                                          Michael J. Hassett, Vice President





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


         The undersigned, Moro Corporation, surety to the Bank with respect to all obligations of Borrowers to the Bank, has read the above Fourth Amendment to Loan and Security Agreement, understands the terms and conditions thereof and the effect of said Fourth Amendment on Borrowers and on itself as surety to the Bank. The undersigned hereby consents to the execution and delivery of the foregoing Fourth Amendment to Loan and Security Agreement by Borrowers to the Bank and further agrees that its guaranty and suretyship of all obligations of Borrowers to the Bank shall remain in full force and effect undiminished by the foregoing Fourth Amendment to Loan and Security Agreement.

         The undersigned further acknowledges, agrees, confirms and certifies that the Surety Agreement to which it is a party remains in full force and effect, enforceable in accordance with its terms and that it has no defenses, set-offs or counterclaims to the Bank's full enforcement of the terms of said agreement.

                                                 MORO CORPORATION


                                                 By:  /S/ David W. Menard
                                                    ---------------------
                                                      David W. Menard, President